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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 2001


                         Union Pacific Railroad Company
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   Delaware                          1-6146                     94-6001323
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(STATE OR OTHER                   (COMMISSION                 (I.R.S. EMPLOYER
JURISDICTION OF                   FILE NUMBER)               IDENTIFICATION NO.)
 INCORPORATION)


      1416 Dodge Street, Omaha, Nebraska                           68179
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (402) 271-5000


                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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Item 5. Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation, the corporate parent of Union Pacific Railroad Company, on July 19, 2001 announcing Union Pacific Corporation's financial results for the second quarter of 2001, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

                      99 Press Release dated July 19, 2001 announcing Union Pacific Corporation's financial results for the second quarter of 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2001


                                       UNION PACIFIC RAILROAD COMPANY


                                       By: /s/ James R. Young
                                          --------------------------------------
                                          James R. Young
                                          Chief Financial Officer



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                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99       Press Release dated July 19, 2001 announcing Union Pacific
                  Corporation's financial results for the second quarter of
                  2001.